Exhibit 99.2

 J.P. Morgan Presentation  January 13, 2025

 Forward Looking Statements and Disclaimer  The presentation contains forward-looking statements. Statements made or presented may include statements that are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “believe,” “anticipate,” “plan,” “expect,” “intend,” “will,” “may,” “goal,” “potential,” “should,” “could,” “aim,” “estimate,” “predict,” “continue” and similar expressions or the negative of these terms or other comparable terminology are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements, including express and implied statements relating to the commercial success of Attruby, the timing of ongoing clinical trials, including BridgeBio Oncology Therapeutics’ and Gondola Bio’s clinical trials, the clinical, therapeutic and market potential of our clinical development programs and our pipeline, BridgeBio Oncology Therapeutics’ pipeline and Gondola Bio’s pipeline, our speed of creating new and meaningful drugs and related impact on patients, the efficiency of our engine to rapidly and efficiently deliver medicines, our value creation potential for patients, the potential market sizes and opportunities, the safety, efficacy and mechanisms of our newly FDA-approved Attruby (acoramidis) and other later-stage products including infigratinib, BBP-418 and encaleret, the timing of approval of Attruby for ATTR-CM in the European Union and Japan, our financial position, including our expectations regarding reaching regulatory milestones and the receipt of milestone payments, the potency and safety of our product candidates, the potential benefits of our product candidates, the potential for greater patient access to medications, the affordability and availability of insurance coverage of our medications, and the timing and expectations regarding results of our various clinical trials, reflect our current views about our plans, intentions, expectations and strategies, which are based on the information currently available to us and on assumptions we have made. Such statements reflect the current views of the Company with respect to future events and are subject to known and unknown risks, including business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about the Company, including, without limitation, risks inherent in developing therapeutic products, and those risks and uncertainties described under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) and in subsequent filings made by the Company with the SEC, which are available on the SEC’s website at www.sec.gov. In light of these risks and uncertainties, many of which are beyond the Company’s control, the events or circumstances referred to in the forward-looking statements, express or implied, may not occur. The actual results may vary from the anticipated results and the variations may be material. You are cautioned not to place undue reliance on these forward-looking statements, which speak to the Company’s current beliefs and expectations only as of the date of the presentation. Except as required by law, the Company disclaims any intention or responsibility for updating or revising any forward-looking statements made or presented at the presentation in the event of new information, future developments or otherwise. No representation is made as to the safety or effectiveness of the product candidates for the therapeutic use for which such product candidates are being studied.   Certain information communicated at the presentation may relate to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of the presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, certain information to be communicated at the presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, such research has not been verified by any independent source.   Such information is provided as of the date of the presentation and is subject to change without notice. The Company has not verified, and will not verify, any part of this presentation, and the Company makes no representation or warranty, express or implied, as to the accuracy or completeness of the information to be communicated at the presentation or as to the existence, substance or materiality of any information omitted from the presentation at the presentation. The Company disclaims any and all liability for any loss or damage (whether foreseeable or not) suffered or incurred by any person or entity as a result of anything contained or omitted from this document or the related presentation and such liability is expressly disclaimed.

 Key recent achievements: clinical impact

 Key recent achievements: 3 fully enrolled Phase 3 trials  Trial enrolled 112 patients to evaluate BBP-418   in Limb-Girdle Muscular Dystrophy 2I/R9   Trial enrolled 70 participants to evaluate encaleret in Autosomal Dominant Hypocalcemia Type 1  Trial enrolled 114 participants to evaluate infigratinib in Achondroplasia  NEW INFORMATION

 Key recent achievements: regulatory advancement for late-stage programs  Receives Breakthrough Designation (BTD) for Achondroplasia  Receives Rare Pediatric Disease Designation (RPDD) for Limb-Girdle Muscular Dystrophy 2I/R9  Receives Regenerative Medicine Advanced Therapy Designation (RMAT) for Canavan Disease  Infigratinib   BBP-418  BBP-812

 Key recent achievement: Attruby regulatory approval  Indicated for the treatment of adult patients with ATTR-CM to reduce cardiovascular death and cardiovascular-related hospitalization

 Remarkable commercial momentum  430  Attruby Scripts  NEW INFORMATION

 BridgeBio’s growth is underpinned by an innovative corporate model, as highlighted in a recent publication  Applications of Portfolio Theory to Accelerating Biomedical Innovation  Neil Kumar, Andrew W. Lo, Chinmay Shukla,and Brian Stephenson  Operational nimbleness  Centralized infrastructure for functions with economies of scale   Hyper-focused and agile decision making  Creative financing toolkit  Toolkit of strategic options (asset & portfolio levels)  Costs are variablized and flexible across central functions and affiliates  World class, decentralized R&D  Leverage hyper-experienced, science-focused R&D practitioners  Asset-level incentives preserve biology-level focus  Diversified portfolio  Uncorrelated assets enable multiple “shots on goal”  Modality and therapeutic area agnostic selection of programs

The BridgeBio ecosystem has a dynamic pipeline of products

Program	Indication	Pre-clinical	Phase 1	Phase 2	Phase 3	Approved	Patients (US + EU)	Market Oppty	Estimated US LOE**
Attruby (acoramidis)	Transthyretin Amyloidosis (ATTR-CM)					✓	500,000+	$20B+	2039
Infigratinib	Achondroplasia (ACH)					*Fully Enrolled*	55,000+	$2B+	2041
Infigratinib	Hypochondroplasia (HCH)						55,000+	$2B+	2041
BBP-418	Limb-Girdle Muscular Dystrophy Type 2I/R9 (LGMD2I/R9)					*Fully Enrolled*	7,000+	$1B+	2041
Encaleret	Autosomal Dominant Hypocalcemia Type 1 (ADH1)					*Fully Enrolled*	25,000+	$1B+	2041
Encaleret	Post-Surgical Hypoparathyroidism (PSH)						200,000+	$1B+	2044
BBP-812	Canavan Disease			*Phase 1/2 Pivotal*			1,000	TBD	2039
BridgeBio Oncology Therapeutics	Oncology, various			**38% ownership***			Various	Various	Various
GondolaBio	Rare disease, various			**45% ownership***			Various	Various	Various

* BridgeBio Oncology Therapeutics and GondolaBio are separate, independent companies from BridgeBio. BridgeBio's initial interest in GondolaBio is subject to reduction as additional tranches of capital contributions are funded.
** Approximate estimated US LOE dates considering various factors including issued patents, pending patent applications, potential patent term extensions, and regulatory exclusivities.

9

ATTR is a multi-billion-dollar market primed for continued expansion



Global annual ATTR market sales[1]
$B
$0.7
$1.7
$2.6
$3.2
$4.3
$6.4
$15-$20[2]
+57%
2019
2020
2021
2022
2023
2024
Peak Year

Market growth drivers include:

- With **more sponsors,** there is expanding disease awareness
- Increased global adoption of **non-invasive diagnostic tools**

[1]ATTR market includes all approved drugs for ATTR-PN and ATTR-CM. 2024 sales annualized as of Q3 2024.
[2]Consensus estimates of $15B-$20B ATTR market.

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 +  Compelling   Clinical Data  1  Market Access:  Make it Easy  2  The way we win

 The most rapid benefit seen in any Phase 3 study of ATTR-CM to date  In composite of all-cause mortality and recurrent cardiovascular-related hospitalization events at Month 30  In the cumulative frequency of cardiovascular-related hospitalization events at Month 30  3 Months  42% Reduction  50% Reduction   Key Data  1

1

Data: Attruby achieved near-complete stabilization of TTR

Increase in serum TTR levels reflect *in vivo* stabilization

"Change from baseline in serum TTR levels were higher in participants receiving acoramidis only than those receiving placebo+tafamidis at Month 30…"[1]

Increase in serum TTR levels observed with acoramidis treatment in patients with transthyretin amyloid cardiomyopathy (ATTR-CM): insights from ATTRibute-CM and its open-label extension

---

+ Evidence of potency on TTR stabilization

"AG10 [acoramidis] is 4 times more potent than tafamidis at a fixed plasma concentration (e.g., 10 µM)."[2]

Blinded potency comparison of transthyretin kinetic stabilisers by subunit exchange in human plasma

Luke T. Nelson[a], Ryan J. Paxman[a], Jin Xu[a], Bill Webb[b], Evan T. Powers[a] and Jeffery W. Kelly[a,c]

+ Differential TTR selectivity

"It is clear that AG10 [acoramidis] binds more selectively to TTR in serum than tafamidis."[3]

AG10 inhibits amyloidogenesis and cellular toxicity of the familial amyloid cardiomyopathy-associated V122I transthyretin

Sravan C Penchala[a,1], Stephen Connelly[b,c,1], Yu Wang[a,1], Miki S Park[a], Lei Zhao[c], Aleksandra Baranczak[c], Irit Rappley[c], Hannes Vogel[d], Michaela Liedtke[d], Ronald M Witteles[e], Evan T Powers[c], Natàlia Reixach[c], William K Chan[a], Ian A Wilson[b], Jeffery W Kelly[c], Isabella A Graef[d,2], Mamoun M Alhamadsheh[a,2]

+ Preclinical signals of superior potency & selectivity

"We carried out the subunit exchange in human plasma to address the relative selectivity of AG10 [acoramidis] vs. tafamidis…it is obvious that tafamidis is inferior to AG10 [acoramidis], but nothing like the degree you claim it is."

–Prof. Jeffery Kelly (inventor of tafamidis) in email correspondence with Dr. Isabella Graef, February 27, 2013.

[1]Maurer, M. et al., Eur. Heart Jour, 2024;45(Suppl 1). [2]Nelson, L. et al., Amyloid, 2021;28(1):24-29. [3]Penchala, S. et al., PNAS, 2013;110(24):9992-97.

14

  Make it easy: simplified, differentiated, generous access programs  28-day supply for patients new to Attruby (newly diagnosed or switching from another therapy)   Independent and rare/orphan disease–focused Specialty Pharmacies (SPs)   where Institutional SPs can keep prescription  Dedicated Attruby Field Reimbursement Managers and Patient Access Liaisons   Easily accessible Copay and Patient Assistance Program  Free Trial  Distribution Network  Field Access Teams  Patient Assistance Programs  Commitment to clinical trial patients  US patients who participated in the acoramidis clinical trials may receive Attruby at no cost for the duration of their medically indicated treatment  2

 Performance to date indicates strong commercial momentum  430   Attruby scripts   written to date  248   Unique   prescribing HCPs   77%   Medicare lives in equal   formulary position to tafamidis

 You priced responsibly and have a good label; we will   have you at parity with tafamidis. Also, I have never seen a company offer free drug to their trial patients. Shows commitment.” - Payer   “  You did the right thing by being less than tafamidis…   both your label and price will play a role here.” - Payer   “  I want to reemphasize our gratitude for LDN inclusion.   We objectively see key metrics in the patient journey improve as a result of dispensing access…Eager to leverage our resources to impact patient care in a positive way.” –Manager of Health System SP  “  You are a smart company to set up your distribution this way.   I wish all companies would do this!” – Director of Health System SP  “  “BridgeBio’s thoughtful resources and the structure of the network…aligns with the health system's mission of putting   patients first. – Pharmacist   "Holy Smokes!? I wish all manufacturers would provide this information. Do you have any idea how much time this is going to save our team?   – Pharmacist  “Given the combination of strong efficacy and safety data, alongside BridgeBio’s very health system friendly approach towards access for this product (in comparison to the many challenges we have had with Pfizer…), we plan to begin preferring Attruby.   – AD Specialty Clinical Program Development   “It takes less than 5 minutes- the easiest enrollment process of any drug we use. – RN Heart Failure Coordinator   “  Pricing:  Limited Distribution Network:   ForgingBridges:  “  “  “  Positive feedback all around on Market Access:

Our Attruby team has experienced industry leaders who have built and launched blockbuster drugs



Matt Outten

Chief Commercial Officer

- Broad commercial leadership expertise with success across multiple competitive markets
- Led $5B+ portfolio, 12 FDA approvals spanning 6 disease states and 7 indications (IMBRUVICA, Pharmacyclics)
- Commercial lead on $21B pharma M&A deal



Julie Everett

Chief Business Officer

- Successfully led cross-functional teams through multiple rare disease launches, including VOXZOGO and PALYNZIQ (BioMarin)
- Led commercial strategy/execution across ~$1B portfolio
- ~Decade of strategy consulting leadership focused on launch excellence and lifecycle maximization (Trinity)



John Whang

Chief Medical Affairs Officer

- Orchestrated multiple successful launches with pioneering therapies in competitive segments – STELARA (Janssen), REPATHA (Amgen), and CAMZYOS (BMS)
- 8+ launches as strategy consultant (McKinsey)
- Demonstrated strategic innovation (Heartline Study – J&J / Apple collab) and consistently built outstanding organizations



Ana Merz

VP, Sales

Launched IMBRUVICA ($5B+, 12 FDA approvals, 6 disease states, 7 indications in 10 years) and EPKINLY (3L+ DLBCL)



Sean Doherty

SVP, Marketing

Broad global sales and marketing launch experience including in rare, infectious, and auto-immune diseases



Scott Collins

SVP, Market Access

Extensive market access experience with consistent coverage across rare disease and oncology, leading large field-based access teams



Hudson Boyer

VP, Commercial Analytics & Ops

Launches in rare disease, hematology, and immunology; strategy consulting and equity analyst background



Liz Arnold

Head of Commercial Strategy

Multiple global launches, expertise in strategy, consulting, and marketing across rare disease, hematology, and OTC

Our BridgeBio team is committed to **providing industry-leading access and white glove service** for all parties looking to bring Attruby to patients with ATTR-CM.

18

Looking Ahead: Attruby Delivers Outstanding Results in Patients with Poor Prognosis

Natural History

V122I ATTRv-CM has an aggressive phenotype and poor prognosis[1]



Median Survival (months)
60
50
40
30
20
10
0
ATTRwt-CM
N = 413
ATTRv-CM (V122I)
N = 413

ATTRibute-CM mITT Population

Statistically significant benefit on composite ACM or first CVH in ATTRv-CM participants vs. placebo[2]

	N (%)	Hazard Ratio (95% CI)	p value
Overall Population	611 (100%)	0.65 (0.50-0.83)	0.0008
ATTRv-CM	59 (9.7%)	0.41 (0.21-0.81)	0.0109

[1]Razvi, Y. et al., Eur Jour Heart Fail., 2024;26(2):383-393. [2]BridgeBio Data on File. Overall population and ATTRv-CM data vs. placebo.

19

 1Hornstrup, L.. et al. Arterioscler Thromb Vasc Biol, 2013;33:1441-47. 2Figure adapted from Christoffersen, M. et al., JAMA Cardiology, 2024.  Hazard ratio (95% CI)  TTR distribution  Additional data: Elevated TTR levels are associated with improved survival  Higher TTR concentration associated with greater life expectancy (N≈102K individuals)2  Genetic stabilization of transthyretin associated with improved health outcomes (N≈69K individuals)1  - WT  - T119M Carriers

 Infigratinib

 Design Criteria  55,000+ People  In the US/EU with achondroplasia (ACH), the most common form of disproportionate short stature.  55,000+ People  In the US/EU with hypochondroplasia (HCH), another form of disproportionate short stature.  Impact Opportunity  Phase 2 Data  $4B+ Market Opportunity  Infigratinib is an oral best-in-class FGFR3 inhibitor that targets achondroplasia and hypochondroplasia at their source  Annualized height velocity  (To the sponsor’s knowledge, largest effect reported to date)  Target FGFR3-driven skeletal dysplasias at their source  Proportionality  (To the sponsor’s knowledge, largest effect reported to date)  Demonstrate safety   with low dosing    Well-tolerated  Convenient oral ROA to reduce patient burden

We have fully enrolled a Phase 3 study (PROPEL 3) of Infigratinib in Achondroplasia with LPLV in 2H 2025



Screening and Observational Period
Children are followed for a minimum of 6 months
Randomization 2:1 (N = 114)
0.25 mg/kg/day Infigratinib (N ~ 76)
Placebo (N ~ 38)
Open Label Extension
Children are followed until adult height is reached
6 months
12 months

Primary Endpoint:

- Change from baseline in annualized height velocity at Wk 52

Key Secondary Endpoints:

- Change from baseline in height z-score
- Change from baseline in upper to lower body segment ratio

Phase 3 Trial Fully Enrolled; LPLV Expected 2H 2025

23

 BBP-418

 Design Criteria  7,000+ Patients  In the US/EU with LGMD2I/R9, a progressive neuromuscular disorder that leads to loss of ambulation, cardiomyopathy, and respiratory dysfunction.  Impact Opportunity  Phase 2 Data  BBP-418 is a first-in-class, disease-modifying therapy positioned to be the first approval in any form of limb-girdle muscular dystrophy  Glycosylated αDG  (Expected surrogate endpoint)  Serum creatine kinase    Stabilization of clinical measures    Well-tolerated  Targets the LMGD2I/R9 at its source by adding substrate to restore glycosylation of αDG  Avoid safety concerns by using a synthesized version of an endogenous compound  Convenient oral ROA to reduce patient burden  $1B+ Market Opportunity + additional opportunity with other forms of LGMD

We have fully enrolled a Phase 3 study (FORTIFY) of BBP-418 in LGMD2I/R9 and expect topline interim analysis data readout in 2H 2025


Screening
• Genetically confirmed, symptomatic LGMD2I/R9
• 12-60 years of age
Randomization 2:1 (N ~ 112)
BBP-418 (N ~ 75)
Placebo (N ~ 37)
Interim Analysis
Topline Data 2H 2025
BBP-418 (N ~ 75)
Placebo (N ~ 37)
Open Label Extension
12 months
24 months

Interim Endpoints:

- Glycosylated αDG (*primary*)
- Serum creatine kinase (CK)
- Trends in clinical measures

Final Analysis Endpoints:

- NSAD (*primary*)
- Ambulatory measures
  - 10MWT
  - 100MTT
- Pulmonary function: FVC
- Upper limb function: PUL 2.0
- QoL measures

Phase 3 Trial Fully Enrolled; LPLV & Topline Results Expected 2H 2025

26

 Encaleret

 Design Criteria  25,000+ Patients  In the US/EU with ADH1, a genetic disease resulting in the disruption of Ca homeostasis.  200,000+ Patients  In the US/EU with Post-Surgical Hypoparathyroidism (PSH), a dysregulation of Ca homeostasis caused by impaired parathyroid function.  Impact Opportunity  Phase 2 Data  Encaleret is a first-in-class, disease-modifying investigational therapy with potential to be the first approved intervention for ADH1  Parathyroid hormone to normal range  Serum calcium to normal range    Well-tolerated  Urine calcium to normal range  Target ADH1 at its source by desensitizing over-active  Ca sensing receptors  Normalize PTH, serum Ca, and urine Ca levels  Convenient oral ROA to reduce patient burden  $2B+ Market Opportunity

We have fully enrolled the Phase 3 study (CALIBRATE) of encaleret in ADH1 and expect topline results in 2H 2025



Screening and SoC Optimization Period
• Age ≥ 16 years of age
• Documented pathogenic variant, or variant of uncertain significance, of the *CASR* gene associated with biochemical findings related to hypoparathyroidism
SoC Maintenance Period (N ~ 70)
Randomization 2:1
2-14 days
Encaleret Titration Period (N ~ 47)
SoC Titration Period (N ~ 23)
Encaleret Maintenance Period
SoC Maintenance Period
Long-Term Extension
Encaleret
4 weeks
20 weeks
4 weeks
Up to 4 years

Primary Endpoint:

- Proportion of participants achieving:
  - Blood Ca within the target range **AND**
  - 24-hour urine Ca within the reference range

Select Secondary Endpoints:

- Blood iPTH, 1,25-$(OH)_2$ Vitamin D, magnesium, and phosphate
- Urine magnesium and phosphate
- Bone turnover markers
- Renal ultrasound and renal function
- ER/urgent care visits and/or hospitalizations
- Quality of life (SF-36)

Phase 3 Trial Fully Enrolled; LPLV & Topline Results Expected 2H 2025

SoC = standard of care; a combination of oral activated Vitamin D and/or calcium supplements. *CASR* = calcium-sensing receptor gene.

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 BBP-812Canavan Disease

 BBP-812 has the potential to change the disease trajectory for children with Canavan, a severe, ultra-rare, autosomal recessive leukodystrophy   “One patient in particular is sitting independently and taking steps and walking, and that is certainly something I’ve never seen with Canavan disease.”   – Dr. Florian Eichler, Mass General Hospital for Children  “[The participant] was like a new child, reactive, holding hands, and clapping.”    – Dr Annette Bley, University Medical Center Hamburg  “Lots of improvement at 3-month visit, emotional presence, visual tracking, reaching for things”   – Dr. Alexander Fay, UCSF Benioff Children's Hospital    Safety data consistent with other AAV9 GTx’s  Urine NAA levels  Preliminary Data  CNS NAA levels  Gross Motor Skills  Developmental Skills

 BridgeBio  Ecosystem Highlights

BBOT has progressed two potentially first-in-class molecules into the clinic with a third expected in 1H 2025

Program	Mechanism of Action	Status
BBO-8520 **$KRAS^{G12C}$ ON / OFF**	• First direct inhibitor of $KRAS^{G12C}$ ON • Inhibits both $KRAS^{G12C}$ GTP (active) and GDP (inactive) states • Differentiates from $KRAS^{G12C}$ GDP (inactive)-only inhibitors	**Enrolling**
BBO-10203 **RAS:PI3Kα Breaker**	• Blocks specific interaction between RAS and PI3Ka • RAS driver agnostic (KRAS, HRAS and NRAS) • Selectively blocks PI3K / AKT effector signaling in the tumor • No hyperglycemia / hyperinsulinemia	**Enrolling**
BBO-11818 **PanKRAS ON / OFF**	• Direct inhibitor of $KRAS^{G12X}$ ON • Potent panKRAS inhibitor • Directly binds mutant KRAS	**IND exp. Q1 2025**

33

Indication  Discovery  Lead Optimization  IND   Enabling  Phase 1  Est. Patient Pop.  (US + EU)  Erythropoietic Protoporphyria (EPP)  20k  Galactosemia  10k  Alpha-1 Antitrypsin Deficiency (AATD)  200k  Neurofibromatosis Type 1 (NF1)  200k  Hereditary Pancreatitis  30k  Fibrous Dysplasia  50k  Congenital Glycosylation Disorder Type Ia   (PMM2-CDG)  5k  Autosomal Dominant Polycystic Kidney Disease (ADPKD)   300k  Tuberous Sclerosis Complex 1/2 (TSC)  65k  Genetic Epilepsy Driven by SynGAP1 Mutations  10k  The GondolaBio pipeline features a diverse set of programs across TAs

 We are well-financed and expect to hit numerous milestones in 2025  vision for 2030:  >$8B   De-risked PYS  >100k lives   Lives impacted  Acoramidis: EU approval  Acoramidis: Japan approval  Q1 Earnings Call  Q2 and Q3 Earnings Calls  Encaleret: LPLV, Topline  BBP-418: LPLV, Topline  Infigratinib: LPLV  +  1H 2025  2H 2025